STOCK PURCHASE AND EXCHANGE AGREEMENT


         THIS STOCK PURCHASE AND EXCHANGE AGREEMENT (hereinafter referred to as the "Agreement") is made and entered into this 28th day of June, 1999, by and among Nicklebys.com, Inc., a Colorado corporation (hereinafter referred to as the "Company"), on the one hand, and Art Exchange, Inc., a Colorado corporation (hereinafter referred to as "Art Exchange"), and Paul J. Zueger (hereinafter referred to as "Zueger") and The Zueger Family Trust (hereinafter referred to as the "Trust"), on the other hand. Paul J. Zueger and The Zueger Family Trust are hereinafter, together, referred to as the "Purchasers."


                                    RECITALS:

         WHEREAS, the Company desires to issue, sell and deliver to the Purchasers, and the Purchasers desires to purchase, acquire and receive from the Company, an aggregate of 1,000,000 authorized and unissued shares (hereinafter referred to as the "Shares") of common stock, $.0001 par value per share (hereinafter referred to as the "Nicklebys Common Stock"), of the Company in consideration of the exchange therefor of all 1,000,000 issued and outstanding shares of common stock, $.0001 par value per share (hereinafter referred to as the "Art Exchange Common Shares"), of Art Exchange which are owned by the Purchasers, on the terms and subject to the conditions set forth herein; and

         WHEREAS, the parties hereto intend that the issuance and sale of the Shares of Nicklebys Common Stock in exchange for all of the Art Exchange Common Shares shall qualify as a "tax-free" reorganization as contemplated by the provisions of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants, agreements, representations and warranties contained herein, the parties hereto agree as follows:



                                    ARTICLE 1
                   ISSUANCE AND/OR SALE AND PURCHASE OF SHARES
                   -------------------------------------------

     1.1    Issuance and Sale of Shares of Nicklebys  Common Stock by Company to
            --------------------------------------------------------------------
Purchasers  in Exchange  for Art Exchange  Common  Shares.  At the  Closing,  as
----------------------------------------------------------
defined and to be held in accordance with the provisions of Article 2 below, the Company agrees to issue, sell and deliver a total of 1,000,000 Shares of Nicklebys Common Stock to the Purchasers and the Purchasers agrees to purchase, acquire and receive said aggregate number of Shares of Nicklebys Common Stock from the Company. In consideration for the issuance and sale of said 1,000,000 Shares of Nicklebys Common Stock to the Purchasers pursuant to the provisions of this Agreement, and as payment in full of the purchase price for the said Shares of Nicklebys Common Stock to be issued and sold to, and purchased and acquired by, them pursuant to the provisions of this Agreement, at the Closing the Purchasers, severally and not jointly, shall sell, assign, transfer, convey and deliver to the Company the stock certificates, duly executed, endorsed and/or authenticated for transfer to the Company, evidencing 1,000,000 Art Exchange Common Shares owned of record and beneficially by them.



                                    ARTICLE 2
                                     CLOSING
                                     -------

     The consummation of the issuance and sale to and purchase and acquisition by the Purchasers of 1,000,000 Shares of Nicklebys Common Stock (hereinafter referred to as the "Closing") shall occur at the offices of Cudd & Associates, 1120 Lincoln Street, Suite #1310, Denver, Colorado 80203, at 10:30 a.m., Mountain Daylight Time, on June 29, 1999, or at such other place and/or on such other date not later than July 29, 1999, as the parties may agree upon in writing (hereinafter referred to as the "Closing Date"). If the Closing fails to occur by June 29, 1999, or by such later date to which the Closing may be extended as provided hereinabove, then this Agreement shall automatically terminate, all parties shall pay their own expenses incurred in connection herewith and no party hereto shall have any further obligations hereunder; provided, however, that no such termination shall constitute a waiver by any party or parties which is not in default of any of his, its or their respective representations, warranties or covenants herein, of any rights or remedies he, it or they might have at law if any other party or parties are in default of any of his, its or their respective representations, warranties or covenants under this Agreement.

     At or prior to the Closing, as conditions thereto,

     (a) The Company shall deliver, or cause to be delivered, to the Purchasers:

         (i) Newly-issued stock certificates representing 600,000 shares, and 400,000 shares, of Nicklebys Common Stock which are being purchased and acquired for the account of Zueger and the Trust, respectively, in form and substance reasonably satisfactory to the Purchasers and their counsel.

         (ii) The certified resolutions of the Company's Board of Directors specified in Section 7.3 (a) below.

         (iii) The certificate of the Company specified in Section 7.3(b) below.

         (iv) The letters of resignation of the current directors of the Company specified in Section 7.3 (c) below.

     (b) The Purchasers shall deliver to the Company:

         (i) The stock certificates evidencing 1,000,000 Art Exchange Common Shares owned of record and beneficially by the Purchasers which are being sold, assigned, transferred and conveyed to the Company, duly executed, endorsed and/or authenticated for transfer to the Company.

         (ii) The certified resolutions of Art Exchange's Board of Directors specified in Section 7.4 (a) below.

         (ii) The certificate of Art  Exchange and the Purchasers  specified  in
Section 7.4 (b) below.



                                    ARTICLE 3
                  REPRESENTATIONS AND WARRANTIES OF THE COMPANY
                  ---------------------------------------------

     The Company hereby represents and warrants to Art Exchange and the Purchasers as follows (it being acknowledged that Art Exchange and the Purchasers are entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of Art Exchange and the Purchasers hereunder):

     3.1    Organization and Corporate Power.  The Company is a corporation duly
            ---------------------------------
organized, validly existing and in good standing under the laws of the State of Colorado, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon the Company. The Company has all requisite corporate power and authority to conduct its business as now being conducted and to own the personal property which it now owns. The Articles of Incorporation of the Company, as amended to date, certified by the Secretary of State of Colorado, and the Bylaws of the Company, certified by the President and the Secretary of the Company, which have been delivered to the Purchasers prior to the execution hereof, are true and complete copies thereof as in effect as of the date of this Agreement.

     3.2   Authorization.   The  Company  has  full  power, legal  capacity  and
           --------------
authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; to issue, sell and deliver the Shares of Nicklebys Common Stock to the Purchasers; and to perform all of the obligations to be performed by the Company hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith by the Company have been effectively authorized by all necessary action, corporate or otherwise, on the part of the Company, which authorizations remain in full force and effect and have been duly executed and delivered by the Company, and no other corporate proceedings on the part of the Company are required to authorize the execution and delivery of this

Agreement, such other agreements, documents and instruments and the transactions contemplated hereby. This Agreement and such other agreements, documents and instruments have been duly executed and delivered by the Company; constitute the legal, valid and binding obligation of the Company; and are enforceable with respect to the Company in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, the consummation by the Company of any of the transactions contemplated hereby nor the compliance by the Company with any of the provisions hereof will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of the Company's charter documents) to which the Company is a party or by which the Company or any of the assets or properties of the Company may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to the Company or any of the assets or properties of the Company. To the best knowledge of the Company, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Company of the transactions contemplated by this Agreement.



     3.3 Capitalization.
         ---------------

     (a) The authorized capital stock of the Company consists of 30,000,000 shares of common stock, $.0001 par value per share (defined above as the "Nicklebys Common Stock"), and 3,000,000 shares of preferred stock, $.001 par value per share (hereinafter referred to as the "Nicklebys Preferred Stock"). At the date hereof, there are 33,000,000 shares of Nicklebys Common Stock issued and outstanding, with no shares of Nicklebys Common Stock held in the Company's treasury and no shares of Nicklebys Preferred Stock outstanding or held in the Company's treasury. All of the outstanding shares of Nicklebys Common Stock have been duly authorized and validly issued and are fully-paid and nonassessable.

     (b) There are no warrants, options, calls, commitments or other rights to subscribe for or to purchase from the Company any capital stock of the Company or any securities convertible into or exchangeable for any shares of capital stock the Company, or any other securities or agreement pursuant to which the Company is or may become obligated to issue any shares of its capital stock, nor is there outstanding any commitment, obligation or agreement on the part of the Company to repurchase, redeem or otherwise acquire any of the outstanding shares of Nicklebys Common Stock.

     (c) There currently are no rights, agreements or commitments of any character obligating the Company, contingently or otherwise, to register any shares of its capital stock under any applicable Federal or state securities laws.

     3.4    Financial Statements.   Attached hereto as  Exhibit A are  true  and
            ---------------------
complete copies of the financial statements of the Company as of May 31, 1999, including the unaudited balance sheet as of May 31, 1999 (hereinafter referred to as the "Nicklebys Balance Sheet"), and the related unaudited statement of profit and loss for the period from January 13, 1999 (inception) through May 31, 1999, which have been certified to by the chief executive officer and the chief financial officer of the Company. Such financial statements are herein sometimes collectively referred to as the "Nicklebys Financial Statements." The Nicklebys Financial Statements (i) are derived from the books and records of the Company, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of the Company, (ii) fairly and accurately present the financial condition of the Company on the respective dates of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto).

     3.5    Subsidiaries.   The Company has no subsidiaries and no  investments,
            -------------
directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

     3.6    Absence of Undisclosed Liabilities.   Except  as and  to the  extent
            -----------------------------------
reflected or reserved against in the Nicklebys Balance Sheet, the Company has no liability(s) or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on its business, assets, properties, condition (financial or otherwise) or prospects.

     3.7    Absence of Certain Developments.   Except as described  on Exhibit B
            --------------------------------
attached hereto and incorporated herein by this reference, since the date of the Nicklebys Balance Sheet, there has been (i) no materially adverse change in the condition (financial or otherwise) of the Company or in the assets, liabilities, properties, business, operations or prospects of the Company; (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to the Nicklebys Common Stock or redemption, purchase or other acquisition of any Nicklebys Common Stock or any split-up or other recapitalization relative to any Nicklebys Common Stock or any action authorizing or obligating the Company to do any of the foregoing; (iii) no loss, destruction or damage to any material property or asset of the Company, whether or not insured; (iv) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by the Company otherwise than for fair value and in the ordinary course of business; (v) no discharge or satisfaction by the Company of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Nicklebys Balance Sheet, or current liabilities incurred since the date thereof in the ordinary course of business; (vi) no sale, assignment or transfer by the Company of any of the tangible or intangible assets of the Company, cancellation by the Company of any debts, claims or obligations, mortgage, pledge or satisfaction by the Company of any assets to any lien, charge, security interest or other encumbrance or waiver by the Company of any rights of value which, in any such case, is material to the business of the

Company (whether or not in the ordinary course of business); (vii) no payment of any bonus to or change in the compensation of any director, officer or employee of the Company, whether directly or by means of any bonus, pension plan, contract or commitment; (viii) no write-off or material reduction in the carrying value of any asset which is material to the business of the Company;
(ix) no disposition or lapse of rights as to any intangible property which is material to the business of the Company; (x) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of the Company; (xi) no entry into any commitment or transaction by the Company (including, without limitation, any borrowing or capital expenditure) involving an amount in excess of $1,000.00; (xii) no issuance of any capital stock, or of any other security convertible into any of the capital stock, of the Company; and (xiii) no agreement to do any of the things described in this Section 3.7.

     3.8   Tangible Personal Property.   Exhibit B sets forth a complete list of
           ---------------------------
all items of tangible personal property owned and used by the Company in the current conduct of its business where the original cost was in excess of $1,000.00. The Company has, and at the Closing will have, good and marketable title to, and be in possession of, all such items of personal property owned by the Company, free and clear of all title defects, mortgages, pledges, security interests, conditional sales agreements, liens, restrictions or encumbrances whatsoever.

     3.9   Tax  Matters.   The Company has, since its inception,  duly filed all
           -------------
Federal, state, county and local tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to the Company. Copies of all such tax returns have been furnished to the Purchasers prior to the execution hereof. All Federal, state, county and local taxes, including but not limited to those taxes due with respect to the Company's property, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll and inventory due and payable as of the Closing by the Company have been paid. No amount is required to be reflected in the Nicklebys Balance Sheet as a liability or reserve for taxes which are due but not yet payable and, to the best knowledge of the Company, the Company has no accrued and unpaid taxes of the types referred to hereinabove.

     3.10    Contracts and Commitments.  The Company has no contract, agreement,
             --------------------------
obligation or commitment, written or verbal, express or implied, which involves a commitment or liability in excess of $1,000.00 or for a term of more than six months, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases or bonus, health or stock option plans, except as described on Exhibit B. True and complete copies of all such contracts and other agreements listed on Exhibit B have been made available to the Purchasers prior to the execution hereof. The Company has no knowledge of any circumstances which would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. The Company has performed and complied in all material respects with all obligations required to be performed by it to date under, and is not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein shall not in any manner be affected by the execution and delivery of this Agreement without any further action.

     3.11   Patents,  Trade  Secrets and  Customer Lists.   The  Company has  no
            ---------------------------------------------
patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of the Company except as set forth on Exhibit B hereto, nor does any present or former officer, director or employee of the Company own any patent rights relating to any products manufactured, rented or sold by the Company. Except as disclosed on Exhibit B, the Company has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by the Company, and the continued use thereof after the Closing by the Company will not conflict with, infringe upon or otherwise violate any rights of others. Except as set forth on Exhibit B, the Company has not used and is not making use of any confidential information or trade secrets of any present or past employee of the Company.

     3.12    No Pending Material Litigation or Proceedings.  Except as disclosed
             ----------------------------------------------
on Exhibit B, there are no actions, suits or proceedings pending, threatened against or affecting the Company (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of the Company in connection with the business, operations or affairs of the Company, which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of the Company, or which might prevent the sale of the Nicklebys Common Stock pursuant to this Agreement. The Company has not, since its inception on January 13, 1999, been threatened with any action, suit, proceeding or claim (including actions, suits, proceedings or claims where its liabilities may be adequately covered by insurance) for personal injuries allegedly attributable to products sold or services performed by the Company asserting a particular defect or hazardous property in any of the Company's respective products, services or business practices or methods, nor has the Company been a party to or threatened with proceedings brought by or before any Federal or state agency; and the Company has no knowledge of any defect or hazardous property claimed or actual in any such product, service or business practice or method. The Company is not subject to any voluntary or involuntary proceeding under the United States Bankruptcy Code and has not made an assignment for the benefit of creditors.

     3.13   Arrangements  with  Personnel.  Except  as  set  forth on Exhibit  B
            ------------------------------
hereto, no stockholder, director, officer or employee of the Company is a party to any transaction with the Company, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee of the Company or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There is set forth on Exhibit B a list showing (i) the name, title, date and amount of last compensation increase, and aggregate compensation, including amounts paid or accrued pursuant to any bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement, of each officer, employee, agent or contractor of the Company who received salary and/or other compensation from the Company, as well as any employment agreements relating to any such persons; (ii) all powers of attorney from the Company to any person or entity; (iii) the name of each person or entity authorized to borrow money or incur or guarantee indebtedness on behalf of the Company; (iv) all safes, vaults and safe deposit boxes maintained by or on behalf of the Company and the names of all persons authorized to have access thereto; and (v) all bank and savings accounts of the Company and the names of all persons who are authorized signatories with respect to such accounts, the capacities in which they are authorized and the terms of their authorizations.

     3.14   Labor Relations. The Company has no obligations under any collective
            ----------------
bargaining agreement or other contract with a labor union, under any employment contract or consulting agreement or under any executive's compensation plan, agreement or arrangement, nor is any union or labor organization presently seeking the right to enter into collective bargaining with the Company. The
Company has furnished to the Purchasers a copy of all written personnel policies, including without limitation vacation, severance, bonus, pension, profit sharing and commissions policies.

     3.15   Compliance with Laws.   To the best  knowledge of the  Company,  the
            ---------------------
Company holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted, and has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over it, with respect to any part of the conduct of its business and corporate affairs.

     3.16    Relationships  with Customers and Suppliers.   No present  customer
             --------------------------------------------
or substantial supplier to the Company has indicated an intention to terminate or materially and adversely alter its existing business relationship with the Company and the Company has no reason to believe that any of its present customers or substantial suppliers intends to do so.

     3.17   Brokerage.   The  Company has no  obligation to any person or entity
            ----------
for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement.

     3.18   Investment  Representation.   The  Company  has  the  knowledge  and
            ---------------------------
experience in business and financial matters to meaningfully evaluate the merits and risks of the issuance and sale of the Shares of Nicklebys Common Stock in exchange and consideration for the Art Exchange Common Shares as contemplated hereby. The Company shall conduct an independent review of the business, assets, properties, books and records of Art Exchange for the purpose of satisfying itself as to the truth, accuracy and completeness of the representations and warranties made by the Purchasers. The Company understands and acknowledges that the Art Exchange Common Shares were originally issued to the Purchasers and will be sold and transferred to the Company in the transactions contemplated hereby without registration or qualification or other filings being made under the U.S.

Securities Act of 1933, as amended, or any applicable state securities or "Blue Sky" law, in reliance upon specific exemptions therefrom, and in furtherance thereof the Company represents that the Art Exchange Common Shares will be taken and received by the Company for its account for investment, with no present intention of a distribution or disposition thereof to others. The Company further acknowledges and agrees that the certificates representing the Art Exchange Common Shares transferred to the Company shall be subject to a stop-transfer order and shall bear a restrictive legend, in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

     3.19    Disclosure.   Neither  this Agreement, nor any certificate, exhibit
             -----------
or other written document or statement, furnished to the Purchasers by the Company in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.



                                    ARTICLE 4
             REPRESENTATIONS AND WARRANTIES OF ART EXCHANGE AND THE
             ------------------------------------------------------
                                   PURCHASERS
                                   ----------

     Art Exchange and the Purchasers hereby jointly and severally represent and warrant to the Company as follows (it being acknowledged that the Company is entering into this Agreement in material reliance upon each of the following representations and warranties, and that the truth and accuracy of each of which constitutes a condition precedent to the obligations of the Company hereunder):

     4.1  Authorization.
          --------------

     (a) Art Exchange has full power,legal capacity and authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; and to perform all of the obligations to be performed by Art Exchange hereunder. This Agreement and all other agreements, documents and instruments to be executed in connection herewith by Art Exchange have been effectively authorized by all necessary action, corporate or otherwise, on the part of Art Exchange, which authorizations remain in full force and effect and have been duly executed and delivered by Art Exchange and/or the Purchasers, and no other corporate proceedings on the part of Art Exchange are required to authorize the execution and delivery of this Agreement, such other agreements, documents and instruments and the transactions contemplated hereby. This Agreement and such other agreements, documents and instruments have been duly executed and delivered by Art Exchange and the Purchasers; constitute the legal, valid and binding obligation of Art Exchange and the Purchasers; and are enforceable with respect to Art Exchange and the Purchasers in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement, the consummation by Art Exchange of any of the transactions contemplated hereby nor the compliance by Art Exchange with any of the provisions hereof will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of Art Exchange's charter documents) to which Art Exchange is a party or by which Art Exchange or any of the assets or properties of Art Exchange may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to Art Exchange or any of the assets or properties of Art Exchange. To the best knowledge of Art Exchange and the Purchasers, no authorization, consent or approval of any public body or authority is necessary for the consummation by Art Exchange of the transactions contemplated by this Agreement.

     (b) The Purchasers have full power, legal capacity and authority to enter into this Agreement and all attendant documents and instruments necessary to consummate the transactions herein contemplated; to sell, assign, transfer, convey and deliver the Art Exchange Common Shares to the Company; and to perform all of the obligations to be performed by them hereunder. All agreements, documents and instruments to be executed in connection herewith by Art Exchange have been effectively authorized by all necessary action, corporate or otherwise, on the part of Art Exchange, which authorizations remain in full force and effect and have been duly executed and delivered by Art Exchange, and no other corporate proceedings on the part of Art Exchange are required to authorize the execution and delivery of such agreements, documents and instruments. This Agreement has been duly executed and delivered by the Purchasers, constitutes the legal, valid and binding obligation of the Purchasers and is enforceable with respect to the Purchasers in accordance with its terms, except as enforcement hereof may be limited by bankruptcy, insolvency, reorganization, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies. Neither the execution and delivery of this Agreement nor the consummation by the Purchasers and Art Exchange of any of the transactions contemplated hereby, or compliance by the Purchasers and Art Exchange with any of the provisions hereof, will (i) conflict with or result in a breach of, violation of or default under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, lease, credit agreement or other agreement, document, instrument or obligation (including, without limitation, any of Art Exchange's charter documents) to which either the Purchasers or Art Exchange are parties or by which either the Purchasers or Art Exchange or any of the assets or properties of either the Purchasers or Art Exchange may be bound or (ii) violate any judgment, order, injunction, decree, statute, rule or regulation applicable to either the

Purchasers or Art Exchange or any of the assets or properties of either the Purchasers or Art Exchange. To the best knowledge of the Purchasers and Art Exchange, no authorization, consent or approval of any public body or authority is necessary for the consummation by the Purchasers and Art Exchange of the transactions contemplated by this Agreement.

     4.2   Ownership  of  Art  Exchange.   The  Purchasers  owns  1,000,000  Art
           -----------------------------
Exchange Common Shares, constituting all of the issued and outstanding shares of capital stock of Art Exchange, free and clear of (i) any lien, charge, mortgage, pledge, conditional sale agreement or other encumbrance of any kind or nature whatsoever and (ii) any claim as to ownership thereof or any rights, powers or interest therein by any third party, whether legal or beneficial, and whether based on contract, proxy or other document or otherwise. All of the Art Exchange Common Shares have been duly authorized and validly issued and are fully-paid and nonassessable. Except as set forth in this Section 4.2, there are no warrants, options, calls, commitments or other rights to subscribe for or to purchase from Art Exchange any capital stock of Art Exchange or any securities convertible into or exchangeable for any shares of capital stock of Art Exchange, or any other securities or agreement pursuant to which Art Exchange is or may become obligated to issue any shares of its capital stock, nor is there outstanding any commitment, obligation or agreement on the part of Art Exchange to repurchase, redeem or otherwise acquire any of the outstanding shares of Art Exchange.

     4.3   Organization and Corporate Power.  Art Exchange is a corporation duly
           ---------------------------------
organized, validly existing and in good standing under the laws of the State of Colorado, and is duly qualified and in good standing to do business as a foreign corporation in each jurisdiction in which such qualification is required and where the failure to be so qualified would have a materially adverse effect upon Art Exchange. Art Exchange has all requisite corporate power and authority to conduct its business as now being conducted and to own and lease the properties which it now owns and leases. The Articles of Incorporation of Art Exchange, certified by the Secretary of State of Colorado, and the Bylaws of Art Exchange, certified by the President and the Secretary of Art Exchange, which have been delivered to the Company prior to the execution hereof, are true and complete copies thereof as in effect as of the date of this Agreement.

     4.4    Financial Statements.   Attached hereto as  Exhibit  C is a true and
            ---------------------
complete copy of the financial statements of Art Exchange as of June 28, 1999, including the unaudited balance sheet as of June 28, 1999 (hereinafter referred to as the "Art Exchange Balance Sheet"), and the related unaudited statement of profit or loss for the period from June 3, 1999 (inception) through June 28, 1999, which have been certified to by the chief executive officer and the chief financial officer of Art Exchange. Such financial statements are herein sometimes collectively referred to as the "Art Exchange Financial Statements." The Art Exchange Financial Statements (i) are derived from the books and records of Art Exchange, which books and records have been consistently maintained in a manner which reflects, and such books and records do fairly and accurately reflect, the assets and liabilities of Art Exchange, (ii) fairly and accurately present the financial condition of Art Exchange on the respective dates of such statements and the results of its operations for the periods indicated, except as may be disclosed in the notes thereto, and (iii) have been prepared in all material respects in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise disclosed in the notes thereto).

     4.5    Subsidiaries.   Art Exchange has no subsidiaries and no investments,
            -------------
directly or indirectly, or other financial interest in any other corporation or business organization, joint venture or partnership of any kind whatsoever.

     4.6    Absence  of  Undisclosed  Liabilities.   Except as and to the extent
            --------------------------------------
reflected or reserved against in the Art Exchange Balance Sheet, and as to matters arising in the ordinary course of the business of Art Exchange since the date of the Art Exchange Balance Sheet which are disclosed on Exhibit D hereto, Art Exchange has no liability(s) or obligation(s) (whether accrued, to become due, contingent or otherwise) which individually or in the aggregate could have a materially adverse effect on the business, assets, properties, condition (financial or otherwise) or prospects of Art Exchange.

     4.7    Absence of Certain Developments.   Except as described on Exhibit D,
            --------------------------------
since  the  date of the Art  Exchange  Balance  Sheet,  there  has  been  (i) no materially adverse change in the condition (financial or otherwise) of Art Exchange or in the assets, liabilities, properties, business, operations or prospects of either corporation; (ii) no declaration, setting aside or payment of any dividend or other distribution with respect to the Art Exchange Common Shares or redemption, purchase or other acquisition of any Art Exchange Common Shares or any split-up or other recapitalization relative to any Art Exchange Common Shares or any action authorizing or obligating Art Exchange to do any of the foregoing; (iii) no loss, destruction or damage to any material property or asset of Art Exchange, whether or not insured; (iv) no acquisition or disposition of assets (or any contract or arrangement therefor), or any other transaction by Art Exchange otherwise than for fair value and in the ordinary course of business; (v) no discharge or satisfaction by Art Exchange of any lien or encumbrance or payment of any obligation or liability (absolute or contingent) other than current liabilities shown on the Art Exchange Balance Sheet, or current liabilities incurred since the date thereof in the ordinary course of business; (vi) no sale, assignment or transfer by Art Exchange of any of the tangible or intangible assets of either corporation, cancellation by Art Exchange of any debts, claims or obligations, or mortgage, pledge, satisfaction of any assets to any lien, charge, security interest or other encumbrance or waiver by Art Exchange of any rights of value which, in any such case, is material to the business of Art Exchange (whether or not in the ordinary course of business); (vii) no payment of any bonus to or change in the compensation of any director, officer or employee of Art Exchange, whether directly or by means of any bonus, pension plan, contract or commitment and no change in employee compensation, whether directly or by means of any bonus, pension plan, contract or commitment; (viii) no write-off or material reduction in the carrying value of any asset which is material to the business of Art Exchange; (ix) no disposition or lapse of rights as to any intangible property which is material to the business of Art Exchange; (x) except for ordinary travel advances, no loans or extensions of credit to shareholders, officers, directors or employees of Art Exchange; (xi) no entry into any commitment or transaction by Art Exchange (including, without limitation, any borrowing or capital expenditure) involving an amount in excess of $1,000.00; (xii) no issuance of any capital stock, or of any other security convertible into any of the capital stock, of

Art Exchange;  or (xiii) any agreement to do any of the things described in this
Section 4.7.

     4.8   Tangible Personal Property.  Exhibit D  sets forth a complete list of
           ---------------------------
all items of tangible personal property owned or leased and used by Art Exchange in the current conduct of its business where the original cost was in excess of $1,000.00. Art Exchange has, and at the Closing will have, good and marketable title to, and be in possession of, all such items of personal property owned by it, free and clear of all title defects, mortgages, pledges, security interests, conditional sales agreements, liens, restrictions or encumbrances whatsoever.

     4.9   Tax Matters.   Art Exchange has, since its inception,  duly filed all
           ------------
Federal, state, county and local tax returns required to have been filed by it in those jurisdictions where the nature or conduct of its business requires such filing and where the failure to so file would be materially adverse to Art
Exchange. Copies of all such tax returns have been furnished to the Company prior to the execution hereof. All Federal, state, county and local taxes, including but not limited to those taxes due with respect to Art Exchange's properties, income, gross receipts, excise, occupation, franchise, permit, licenses, sales, payroll and inventory due and payable as of the Closing by Art Exchange have been paid. No amount is required to be reflected in the Art Exchange Balance Sheet as a liability or reserve for taxes which are due but not yet payable are sufficient for the payment of all accrued and unpaid taxes of the types referred to hereinabove.

     4.10   Contracts and Commitments.  Art Exchange has no contract, agreement,
            --------------------------
obligation or commitment, written or verbal, express or implied, which involves a commitment or liability in excess of $1,000.00 or for a term of more than six months, and no union contracts, employee or consulting contracts, financing agreements, debtor or creditor arrangements, licenses, franchise, manufacturing, distributorship or dealership agreements, leases or bonus, health or stock option plans, except as described on Exhibit D. True and complete copies of all such contracts and other agreements listed on Exhibit D have been made available to the Company prior to the execution hereof. Neither Art Exchange nor the Purchasers has any knowledge of any circumstances which would affect the validity or enforceability of any of such contracts and other agreements in accordance with their respective terms. Art Exchange and the Purchasers have performed and complied in all material respects with all obligations required to be performed by them to date under, and are not in default (without giving effect to any required notice or grace period) under, or in breach of, the terms, conditions or provisions of any of such contracts and other agreements. The validity and enforceability of any contract or other agreement described herein shall not in any manner be affected by the execution and delivery of this Agreement without any further action.

     4.11   Patents,  Trade  Secrets and Customer Lists.   Art Exchange does not
            --------------------------------------------
have any patents, applications for patents, trademarks, applications for trademarks, trade names, licenses or service marks relating to the business of Art Exchange except as set forth on Exhibit D hereto, nor does any present or former officer, director or employee of Art Exchange own any patent rights relating to any products manufactured, rented or sold by Art Exchange. Except as disclosed on Exhibit D, Art Exchange has the unrestricted right to use, free and clear of any claims or rights of others, all trade secrets, customer lists and manufacturing and secret processes reasonably necessary to the manufacture and marketing of all products made or proposed to be made by Art Exchange, and the continued use thereof after the Closing by Art Exchange and will not conflict with, infringe upon or otherwise violate any rights of others. Except as set forth on Exhibit D, Art Exchange has not used and is not making use of any confidential information or trade secrets of any present or past employee of Art Exchange.

     4.12    No Pending Material Litigation or Proceedings.  Except as disclosed
             ----------------------------------------------
on Exhibit D, there are no actions, suits or proceedings pending or threatened against or affecting Art Exchange (including actions, suits or proceedings where liabilities may be adequately covered by insurance) at law or in equity or before or by any Federal, state, municipal or other governmental department, commission, court, board, bureau, agency or instrumentality, domestic or foreign, or affecting any of the officers or directors of Art Exchange in connection with the business, operations or affairs of Art Exchange, which might result in any adverse change in the business, properties or assets, or in the condition (financial or otherwise) of Art Exchange, or which might prevent the sale of the Art Exchange Common Shares pursuant to this Agreement. Except as disclosed on Exhibit D, Art Exchange has not, during the three (3) years prior to the Closing Date, been threatened with any action, suit, proceeding or claim (including actions, suits, proceedings or claims where its liabilities may be adequately covered by insurance) for personal injuries allegedly attributable to products sold or services performed by Art Exchange asserting a particular defect or hazardous property in any of Art Exchange's respective products, services or business practices or methods, nor has Art Exchange been a party to or threatened with proceedings brought by or before any Federal or state agency; and the Company has no knowledge of any defect or hazardous property claimed or actual in any such product, service or business practice or method. Art Exchange is not subject to any voluntary or involuntary proceeding under the United
States Bankruptcy Code and has not made an assignment for the benefit of creditors.

     4.13   Arrangements  with  Personnel.   Except  as  set  forth on Exhibit D
            ------------------------------
hereto, no stockholder, director, officer or employee is presently a party to any transaction with Art Exchange, including without limitation any contract, loan or other agreement or arrangement providing for the furnishing of services by, the rental of real or personal property from or to, or otherwise requiring loans or payments to, any such stockholder, director, officer or employee, or to any member of the family of any of the foregoing, or to any corporation, partnership, trust or other entity in which any stockholder, director, officer or employee or any member of the family of any of them has a substantial interest or is an officer, director, trustee, partner or employee. There is set forth on Exhibit D a list showing (i) the name, title, date and amount of last compensation increase, and aggregate compensation, including amounts paid or accrued pursuant to any bonus, pension, profit sharing, commission, deferred compensation or other plans or arrangements in effect as of the date of this Agreement, of each officer, employee, agent or contractor of Art Exchange whose salary and other compensation, in the aggregate, received from Art Exchange or accrued is at an annual rate (or aggregated for the most recently completed fiscal year) in excess of $1,000.00, as well as any employment agreements relating to any such persons; (ii) all powers of attorney from Art Exchange to any person or entity; (iii) the name of each person or entity authorized to borrow money or incur or guarantee indebtedness on behalf of Art Exchange; (iv) all safes, vaults and safe deposit boxes maintained by or on behalf of Art

Exchange and the names of all persons authorized to have access thereto; and (v) all bank and savings accounts of Art Exchange and the names of all persons who are authorized signatories with respect to such accounts, the capacities in which they are authorized and the terms of their authorizations.

     4.14    Compliance  with  Laws.  To the best  knowledge of Art Exchange and
             -----------------------
the Purchasers, Art Exchange holds all licenses, franchises, permits and authorizations necessary for the lawful conduct of its business as presently conducted, and has complied with all applicable statutes, laws, ordinances, rules and regulations of all governmental bodies, agencies and subdivisions having, asserting or claiming jurisdiction over said corporations, with respect to any part of the conduct of its businesses and corporate affairs.

     4.15    Brokerage.   Neither  the  Purchasers  nor  Art  Exchange  has  any
             ----------
obligation to any person or entity for brokerage commissions, finders' fees or similar compensation in connection with the transactions contemplated by this Agreement.

     4.16   Investment Representation.  The Purchasers and Art Exchange, through
            --------------------------
the Purchasers, have the knowledge and experience in business and financial matters to meaningfully evaluate the merits and risks of the purchase and acquisition of the Shares of Nicklebys Common Stock in exchange and consideration for the issuance and sale of the Art Exchange Common Shares as contemplated hereby. The Purchasers and Art Exchange shall conduct an independent review of the business, assets, properties, books and records of the Company for the purpose of satisfying themselves as to the truth, accuracy and completeness of the representations and warranties made by the Company. The Purchasers understand and acknowledge that the Nicklebys Common Stock to be issued, sold, assigned, transferred, conveyed and/or delivered to them in the transactions contemplated hereby will be issued, sold, assigned, transferred, conveyed and/or delivered by the Company without registration or qualification or other filings being made under the U.S. Securities Act of 1933, as amended, or any applicable state securities or "Blue Sky" law, in reliance upon specific exemptions therefrom, and in furtherance thereof the Purchasers represent that the shares of Nicklebys Common Stock will be taken and received by them for their own accounts for investment, with no present intention of a distribution or disposition thereof to others. The Purchasers, severally and not jointly, further acknowledge and agree that the certificates representing the shares of Nicklebys Common Stock issued and sold to them shall be subject to a stop-transfer order and shall bear a restrictive legend, in substantially the following form:

          "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), ARE "RESTRICTED SECURITIES," AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR IN A TRANSACTION WHICH, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY, IS NOT REQUIRED TO BE REGISTERED UNDER THE ACT."

     4.17    Disclosure.   Neither  this Agreement, nor any certificate, exhibit
             -----------
or other written document or statement, furnished to the Company by the Purchasers or Art Exchange in connection with the transactions contemplated by this Agreement contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to be stated in order to make the statements contained herein or therein not misleading.



                                    ARTICLE 5
                   OBLIGATIONS OF THE COMPANY PRIOR TO CLOSING
                   -------------------------------------------

     The Company hereby covenants to and agrees with Art Exchange and the Purchasers that between the date hereof and the Closing:

     5.1    Access to Properties and Records.
            ---------------------------------

     (a) The Company shall give to Art Exchange, the Purchasers and their authorized representatives full access, during reasonable business hours, in such a manner as not unduly to disrupt normal business activities, to any and all of the premises, properties, contracts, books, records and affairs of the Company, and will cause the officers of the Company to furnish any and all data and information pertaining to the business of the Company that Art Exchange, the Purchasers and their authorized representatives may from time to time reasonably require.

     (b) Unless and until the transactions contemplated by this Agreement have been consummated, the Purchasers, Art Exchange and their representatives shall hold in confidence all information so obtained and if the transactions contemplated hereby are not consummated will return all documents hereinabove referred to and obtained from the Company or its officers. Such obligation of confidentiality shall not extend to any information which is shown to have been previously (i) known to the Purchasers or Art Exchange; (ii) generally known to others engaged in the trade or business of the Company; (iii) part of public knowledge or literature; or (iv) lawfully received by the Purchasers, Art Exchange or their authorized representatives from a third party.

     5.2    Corporate Existence, Rights and Franchises.   The Company shall take
            -------------------------------------------
all necessary actions to maintain in full force and effect the corporate existence, rights, franchises and good standing of the Company. No change shall be made in the Articles of Incorporation, as amended, or Bylaws of the Company.

     5.3    Conduct of  Business  in the  Ordinary  Course.   The Company  shall
            -----------------------------------------------
not permit to be done any act which would result in the breach of any of the covenants of the Company contained herein or which would cause the representations and warranties of the Company contained herein to become untrue or inaccurate as of any date subsequent to the date hereof. Without limiting the generality of the foregoing, the Company shall take all necessary actions to (i) operate its business diligently in the ordinary course of business as an ongoing concern and will use their best efforts to preserve intact the Company's organization and operations at current levels, to retain the services of the Company's present employees and to preserve the Company's relationships with its suppliers and customers and others having business relationships with the Company; (ii) maintain in good operating condition, ordinary wear and tear excepted, all of the Company's assets and properties which are in such condition as of the date hereof; (iii) maintain the books, accounts and records of the Company in the usual, regular and ordinary manner on a basis consistent with past practice in recent periods; (iv) refrain from entering into any contract, agreement, sales order, lease, capital expenditure or other commitment of a value in excess of $1,000.00 (other than purchases of raw materials and sales of inventory in the ordinary course of business), or from modifying, amending, canceling or terminating any of such contracts, agreements, leases or other commitments presently in force, except as expressly contemplated by this Agreement, without the prior approval of Art Exchange and the Purchasers (which approval shall not be unreasonably withheld and which may be verbal to be followed by written confirmation); (v) refrain from paying any bonus to any employee, officer or director and from declaring or paying any dividend, or making any other distribution in respect of, or from redeeming, the Nicklebys Common Stock; and (vi) refrain from issuing any capital stock of the Company or any other securities convertible into such capital stock.



                                    ARTICLE 6
         OBLIGATIONS OF ART EXCHANGE AND THE PURCHASERS PRIOR TO CLOSING
         ---------------------------------------------------------------

     Art Exchange and the Purchasers hereby jointly and severally covenant to and agree with the Company that between the date hereof and the Closing:


     6.1   Access to Properties and Records.
           ---------------------------------

     (a) The Purchasers shall cause Art Exchange to give to the Company and its authorized representatives full access, during reasonable business hours, in such a manner as not unduly to disrupt normal business activities, to any and all of the premises, properties, contracts, books, records and affairs of Art Exchange, and will cause the officers of Art Exchange to furnish any and all data and information pertaining to the business of Art Exchange that the Company and its authorized representatives may from time to time reasonably require.

     (b) Unless and until the transactions contemplated by this Agreement have been consummated, the Company and its representatives shall hold in confidence all information so obtained and if the transactions contemplated hereby are not consummated will return all documents hereinabove referred to and obtained from Art Exchange or the officers of Art Exchange. Such obligation of confidentiality shall not extend to any information which is shown to have been previously (i) known to the Company; (ii) generally known to others engaged in the trade or business of Art Exchange; (iii) part of public knowledge or literature; or (iv) lawfully received by the Company or its authorized representatives from a third party.

     6.2    Corporate  Existence, Rights and  Franchises.   The Purchasers shall
            ---------------------------------------------
take all necessary actions to cause Art Exchange to maintain in full force and effect the corporate existence, rights, franchises and good standing of Art Exchange. No change shall be made in the Articles of Incorporation, as amended, or Bylaws, as amended, of Art Exchange.

     6.3    Conduct of Business in the Ordinary  Course.   The Purchasers  shall
            --------------------------------------------
not permit to be done any act which would result in the breach of any of the covenants of the Purchasers or Art Exchange contained herein or which would cause the representations and warranties of the Purchasers or Art Exchange contained herein to become untrue or inaccurate as of any date subsequent to the date hereof. Without limiting the generality of the foregoing, the Purchasers shall take all necessary actions to cause Art Exchange to (i) operate its business diligently in the ordinary course of business as an ongoing concern and will use his best efforts to preserve intact Art Exchange's organization and operations at current levels, to retain the services of Art Exchange's present employees and to preserve Art Exchange's relationships with its suppliers and customers and others having business relationships with Art Exchange; (ii) maintain in good operating condition, ordinary wear and tear excepted, all of Art Exchange's assets and properties which are in such condition as of the date hereof; (iii) maintain the books, accounts and records of Art Exchange in the usual, regular and ordinary manner on a basis consistent with past practice in recent periods; (iv) refrain from entering into any contract, agreement, sales order, lease, capital expenditure or other commitment of a value in excess of $1,000.00 (other than purchases of raw materials and sales of inventory in the ordinary course of business), or from modifying, amending, canceling or terminating any of such contracts, agreements, leases or other commitments presently in force, except as expressly contemplated by this Agreement, without the prior approval of the Company (which approval shall not be unreasonably withheld and which may be verbal to be followed by written confirmation); (v) refrain from paying any bonus to any employee, officer or director and from declaring or paying any dividend, or making any other distribution in respect of, or from redeeming, the Art Exchange Common Shares; and (vi) refrain from issuing any capital stock of Art Exchange or any other securities convertible into such capital stock.



                                    ARTICLE 7
                  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES
                  --------------------------------------------

     The respective obligations of the parties hereto to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

     7.1    Regulatory  Approvals.   There  shall  have  been  obtained  any and
            ----------------------
all permits, approvals and qualifications of, and there shall have been made or completed all filings, proceedings and waiting periods required by, any governmental body, agency or regulatory authority which, in the reasonable opinion of counsel to the Company, Art Exchange and the Purchasers, are required for the consummation of the transactions contemplated hereby.

     7.2    No  Action or Proceeding.   No claim, action, suit, investigation or
            -------------------------
other proceeding shall be pending or threatened before any court or governmental agency which presents a substantial risk of the restraint or prohibition of the transactions contemplated by this Agreement or the obtaining of material damages or other relief in connection therewith.

     7.3    Obligations of Art Exchange and the Purchasers.   The obligations of
            -----------------------------------------------
Art Exchange and the Purchasers hereunder to consummate the transactions contemplated by this Agreement are expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by Art Exchange and the Purchasers, jointly and not severally, in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by Art Exchange or the Purchasers of any other condition or of any of their rights or remedies, at law or in equity, if the Company shall be in default or breach of any of its representations, warranties or covenants under this Agreement:

     (a) Art Exchange and the Purchasers, severally and not jointly, shall have received copies of resolutions (certified as of the date of the Closing as being in full force and effect by an appropriate officer of the Company) duly adopted by the Board of Directors of the Company adopting and approving this Agreement, which shall be in form and substance reasonably satisfactory to Art Exchange and the Purchasers and their counsel.

     (b) The Company shall have performed the agreements and covenants required to be performed by it under this Agreement prior to the Closing, and there shall have been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of the Company since the date hereof, and the representations and warranties of the Company contained herein shall, except as contemplated or permitted by this Agreement or as qualified in a writing dated as of the Closing Date delivered by the Company to Art Exchange and the Purchasers, with the approval of Art Exchange and the Purchasers indicated thereon (which writing is to be attached hereto as Exhibit E), be true in all material respects on and as of the Closing Date as if made on and as of such date, and Art Exchange and the Purchasers, severally and not jointly, shall have received a certificate, dated as of the Closing Date, signed by the chief executive officer and the chief financial officer of the Company, reasonably satisfactory to Art Exchange and the Purchasers, to such effect.

     (c) The directors of the Company shall have resigned their positions as Company directors effective as of the Closing Date after one or more of said directors has caused the election of the slate of directors proposed by Art Exchange and the Purchasers.

     7.4    Obligations of the Company.  The obligation of the Company hereunder
            ---------------------------
to consummate the transactions contemplated by this Agreement is expressly subject to the satisfaction of each of the further conditions set forth below, any or all of which may be waived by the Company, in whole or in part without prior notice; provided, however, that no such waiver of a condition shall constitute a waiver by the Company of any other condition or of any of its rights or remedies, at law or in equity, if the Purchasers or Art Exchange shall be in default or breach of any of their representations, warranties or covenants under this Agreement:

     (a) The Company shall have received copies of resolutions certified as of the date of the Closing as being in full force and effect by an appropriate officer of the Company) duly adopted by the Board of Directors of Art Exchange adopting and approving this Agreement, which shall be in form and substance reasonably satisfactory to the Company and its counsel.

     (b) The Purchasers and Art Exchange shall have performed the agreements and covenants required to be performed by them under this Agreement prior to the Closing, and there shall have been no material adverse change in the condition (financial or otherwise), assets, liabilities, earnings or business of Art Exchange since the date hereof, and the representations and warranties of the Purchasers and Art Exchange contained herein shall, except as contemplated or permitted by this Agreement or as qualified in a writing dated as of the Closing Date delivered by the Purchasers and Art Exchange to the Company, with the approval of the Company indicated thereon (which writing is to be attached hereto as Exhibit F), be true in all material respects on and as of the Closing Date as if made on and as of such date, and the Company shall have received a certificate, dated as of the Closing Date, signed by the chief executive officer and the chief financial officer of Art Exchange and by the Purchasers, reasonably satisfactory to the Company, to such effect.



                                    ARTICLE 8
                      ADDITIONAL AGREEMENTS OF THE PARTIES
                      ------------------------------------

     8.1   Taxes and Expenses.
           -------------------

     (a) Except as otherwise expressly provided in subsection (b) immediately below, the Company, on the one hand, and Art Exchange and the Purchasers, on the other hand, shall each pay all of their own respective taxes, attorneys' fees and other costs and expenses payable in connection with or as a result of the transactions contemplated hereby and the performance and compliance with all agreements and conditions contained in this Agreement respectively to be performed or observed by each of them.

     (b) The Company shall pay any and all Colorado taxes, if any, which become due on account of the issuance, sale and delivery of the Shares of Nicklebys Common Stock to the Purchasers.

     8.2   Expiration of Representations and Warranties.
           ---------------------------------------------

     (a) The representations and warranties of the Company contained herein and in any other document or instrument delivered by or on behalf of the Company, as such may be qualified in Exhibit E, shall survive the Closing and any investigations made by or on behalf of Art Exchange or the Purchasers prior thereto, and shall remain in full force and effect for a period of three (3) months after the date of Closing (the "Warranty Period") and thereupon expire.

     (b) The representations and warranties of the Purchasers and Art Exchange contained herein and in any other document or instrument delivered by or on behalf of them, as such may be qualified in Exhibit F, shall survive the Closing and any investigations made by or on behalf of the Company prior thereto, and shall remain in full force and effect for a period of three (3) months after the date of Closing (the "Purchasers' Warranty Period") and thereupon expire.

     8.3    Indemnification.   The  Purchasers,  jointly  and  severally, hereby
            ----------------
agree to indemnify and hold the Company harmless with respect to any and all claims, losses, damages, obligations, liabilities and expenses, including, without limitation, reasonable legal and other costs and expenses of investigating and defending any actions or threatened actions, which the Company may incur or suffer following the Closing by reason of any breach of any of the representations and warranties of the Purchasers or Art Exchange contained herein, during the Purchasers's Warranty Period following the Closing during which any such representation and warranty shall survive as provided herein, provided that the Company comply with the following indemnification procedure:

          (i) The Company shall give written notice to the Purchasers of a claim for indemnification within the Purchasers' Warranty Period; which notice shall set forth the amount involved in the claim for indemnification and contain a reasonably thorough description of the facts constituting the basis of such claim.

          (ii) The Purchasers shall have a period of thirty (30) days from the receipt of the notice referred to above to respond to the indemnity claim to the mutual satisfaction of the Company and the Purchasers.

          (iii) If a third party claim is asserted which might result in a claim for indemnification hereunder, all information within the Company's knowledge or control relevant and material to the defense of any such claim shall promptly be made available to the Purchasers and their authorized representatives, and the Company shall otherwise cooperate with the Purchasers in the defense of the claim. The Company shall not settle or compromise any such claim without the prior written consent of the Purchasers unless suit shall have been instituted against the Company and the Purchasers shall have failed, after reasonable notice of institution of the suit, to take control of such suit as provided below. If the Purchasers admit in writing that they will be liable to the Company with respect to the full amount and as to all material elements of a third party claim alleging damages, should the third party prevail in such suit, the Purchasers shall have the right to assume full control of the defense of such claim. Otherwise, the Company shall have and retain the right to control the defense of such claim, and the Purchasers shall be entitled to participate in the defense of such claim only with the consent of the Company.



                                    ARTICLE 9
                                  MISCELLANEOUS
                                  -------------

     9.1    Other  Documents.   Each  of  the  parties hereto  shall execute and
            -----------------
deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of him or it for the implementation and consummation of this Agreement and the transactions herein contemplated.

     9.2    Parties in Interest.  This Agreement shall be binding upon and inure
            --------------------
to the benefit of the parties hereto, and the heirs, personal representatives, successors and assigns of all of them, but shall not confer, expressly or by implication, any rights or remedies upon any other party.

     9.3    Governing Law.   This Agreement is made and shall be governed in all
            --------------
respects, including validity, interpretation and effect, by the laws of the State of Colorado.

     9.4    Notices.  All  notices, requests or demands and other communications
            --------
hereunder must be in writing and shall be deemed to have been duly made if personally delivered or mailed, postage prepaid, to the parties as follows:

     (a) If to the Company, to:

         Nicklebys.com, Inc.
         899 Broadway Street, Suite #200
         Denver, Colorado  80203
         Attention:  Mr. Bruce A. Capra, President and Chief Executive Officer

         With copies to:

         Patricia Cudd, Esq.
         Cudd & Associates
         1120 Lincoln Street, Suite #1310
         Denver, Colorado 80203

     (b) If to Art Exchange or the Purchasers, to:

         Art Exchange, Inc.
         3177 South Parker Road
         Aurora, Colorado  80014
         Attention:  Mr. Paul J. Zueger, President and Chief Executive Officer

         With copies to:

         Mark Shaner, Esq.
         3177 South Parker Road
         Aurora, Colorado  80014

Any party hereto may change his or its address by written notice to the other parties given in accordance with this Section 9.4.

     9.5    Entire Agreement.   This Agreement and the exhibits attached  hereto
            -----------------
contain the entire agreement between and among the parties and supersede all prior agreements, understandings and writings between or among the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises or agreements, verbal or otherwise, have been made by any party, or anyone acting with authority on behalf of any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated verbally. This Agreement may be amended or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all parties hereto.

     9.6     No  Equitable  Conversion.   Prior  to  the  Closing,  neither  the
             --------------------------
execution of this Agreement nor the performance of any provision contained herein shall cause any party hereto to be or become liable in any respect for the operations of the business of any other party, or the condition of property owned by any other party, for compliance with any applicable laws, requirements or regulations of, or taxes, assessments or other charges now or hereafter due to, any governmental authority or for any other charges or expenses whatsoever pertaining to the conduct of the business or the ownership, title, possession, use or occupancy of any other party.

     9.7    Headings.  The captions and headings used herein are for convenience
            ---------
only and shall not be construed as part of this Agreement.

     9.8    Attorneys'  Fees.  In the event  of any  litigation between or among
            -----------------
the parties hereto, the non-prevailing party or parties shall pay the reasonable expenses, including but not limited to the attorneys' fees, of the prevailing party or parties in connection therewith.

     9.9    Counterparts.   This Agreement may be executed in counterparts, each
            -------------
of which shall be deemed an original but all of which taken together shall constitute but one and the same document.

     9.10 IN WITNESS THEREOF, the parties hereto have duly executed and delivered this Agreement as of the day and year first above written.

THE COMPANY:

ATTEST:                               NICKLEBYS.COM, INC.



By: /s/ Scott M. Thornock             By: /s/ Bruce A. Capra
    ------------------------------       --------------------------------------
        Scott M.Thornock, Secretary      Bruce A. Capra, Chief Executive Officer

Attached to and incorporated in that certain Stock Purchase and Exchange Agreement dated June 25, 1999, between and among Nicklebys.com, Inc., on the one hand, and Art Exchange, Inc., Paul J. Zueger and the Zueger Family Trust, on the other hand.


THE PURCHASERS:

                                             THE ZUEGER FAMILY TRUST



/s/ Paul J. Zueger                           By: /s/ Paul J. Zueger
--------------------------------                 -----------------------------
    Paul J. Zueger, Individually                 Paul J. Zueger, Trustee

ART EXCHANGE:

ATTEST:                                      ART EXCHANGE, INC.



By: /s/ Mark Shaner                          By: /s/ Paul J. Zueger
    ------------------------------               ------------------------------
        Mark Shaner, Secretary                       Paul J. Zueger, President

                                   EXHIBIT A
                                 (Page 1 of 3)
                              Nicklebys.Com, Inc.
                              -------------------
8/22/99                          Balance Sheet
                                 -------------
                               As of May 31, 1999

                                                         May 31, '99
                                                      -----------------
ASSETS
  Current Assets
    Checking/Savings
      checking - 1st Bank                                   9,713.97
      Nicklebys MMKT                                      272,607.15
                                                        ------------
    Total Checking/Savings                                262,321.12

  Other Current Assets
    merchandise inventory                                  56,812.25
                                                        ------------
  Total Other Current Assets                               56,812.25
                                                        ------------
  Total Current Assets                                    339,133.37

  Fixed Assets
    Office Equipment                                        3,615.80
    Software                                                  312.40
    Accum. Depreciation - Office                             -218.09
    Accum. Depreciation - Software                            -26.04
                                                        ------------
  Total Fixed Assets                                        3,684.07

  Other Assets
    Web Site                                               20,000.00
    Accum. Amort. - Website                                  -333.33
    Mailing List                                            2,500.00
    Accum. Amort. - Mail. List                                -41.67
    Organization Costs                                      7,500.00
    Accum. Amort. - Org. Costs                               -375.00
    Prepaid Marketing                                      22,185.32
                                                        ------------
 Total Other Assets                                        51,435.32

TOTAL ASSETS                                              384,262.75
                                                        ============
LIABILITIES & EQUITY
  Liabilities
    Current Liabilities
      Other Current Liabilities
        Accounts Payable - Trade                              585.01
        Payroll Liabilities
          Federal Withholding Payable                         770.38
          Medicare Payable                                    220.97
          Social Security Payable                             944.76
          Colorado Withholding Payable                        561.09
          Unemployment Taxes Payable                          395.60
                                                        ------------
        Total Payroll Liabilities                           2,892.60

        Sales Tax Payable                                   2,612.51
                                                        ------------
      Total Other Current Liabilities                       6,290.32
                                                        ------------
    Total Current Liabilities                               6,290.32
                                                        ------------
  Total Liabilities                                         6,290.32

  Equity
    Capital Stock                                         420,000.00
    Net Income                                            -32,037.56
                                                        ------------
  Total Equity                                            387,982.44
                                                        ------------
TOTAL LIABILITIES & EQUITY                                384,252.76
                                                        ============

                                   EXHIBIT A
                                 (Page 2 of 3)
                              Nicklebys.Com, Inc.
                              -------------------
8/22/99                         Profit and Loss
                                ---------------
                            January through May 1999
                                                          Jan-May '99
                                                       -----------------
Ordinary Income/Expense
    Income
      Auction sales                                        79,227.58
      Consulting                                            4,953.45
      Internet sales                                       27,937.14
      Retail sales                                         53,288.00
                                                       --------------
    Total Income                                          165,384.17

    Cost of Goods Sold
      Purchases - merchandise                             146,645.22
      Purchases - consigned merch.                         41,888.28
      Purchaese - training                                  5,854.00
      Purchases - inventory adjustment                    -56,812.25
                                                       --------------
    Total COGS                                            140,575.25
                                                       --------------
  Gross Profit                                             24,808.92

    Expense
      Amortization                                            750.00
      Advertising                                           6,040.85
      Bank Service Charges                                    351.91
      Contract labor                                          568.00
      Credit Card Discount Charge                             579.36
      Depreciation Expense                                    244.13
      Freight                                                 252.71
      Licenses and Permits                                    178.00
      Miscellaneous                                             0.22
      Payroll Expenses
        Officer Salary                                  14,000.00
        Auction commissions                              3,769.88
        Payroll Expenses - Other                             0.00
                                                    --------------
      Total Payroll Expenses                               17,789.88

      Postage and Delivery                                    473.36
      Printing and Reproduction                             2,445.57
      Professional Fees
        Legal Fees                                           0.00
        Web and Computer design                            750.00
                                                    --------------
      Total Professional Fees                                 750.00

      Rent                                                  1,532.63
      Repairs
        Building Repairs                                   135.89
                                                    --------------
      Total Repairs                                           135.89

      Supplies
        Marketing                                       20,908.09
        Office                                             204.52
                                                    --------------
      Total Supplies                                       21,112.61

      Taxes
      Federal Income Tax                                    13.63
      Payroll Taxes                                      1,810.37
                                                    --------------
      Total Taxes                                           1,824.00

      Telephone                                               990.48
      Travel & Ent
        Entertainment                                      221.57
        Travel                                           4,910.38
                                                    --------------
      Total Travel & Ent                                    5,131.95

      Uncategorized Expenses                                    0.00
                                                       --------------
    Total Expense                                          61,131.55
                                                       --------------
Net Ordinary Income                                       -36,322.63

                                   EXHIBIT A
                                 (Page 3 of 3)
                              Nicklebys.Com, Inc.
                              -------------------
8/22/99                         Profit and Loss
                                ---------------
                            January through May 1999
                                                          Jan-May '99
                                                       -----------------
  Other Income/Expense
    Other Income
      Interest Income                                       3,570.10
      Shipping to Buyer                                       714.97
      Transfer of funds                                         0.00
                                                       --------------
    Total Other Income                                      4,285.07
                                                       --------------
  Net Other Income                                          4,285.07
                                                       --------------
Net Income                                                -32,837.58
                                                       ==============

                                    EXHIBIT B


3.7(xi) Commitments and transactions by the Company (including, without limitation, any borrowing or capital expenditure) involving an amount in excess of $1,000.00:









3.8 Items of tangible personal property owned and used by the Company in the current conduct of its business where the original cost was in excess of $1,000.00:









3.10 Contracts, agreements, obligations and commitments, written or verbal, express or implied, which involve a commitment or liability in excess of $1,000.00 or for a term of more than six months, and employee and consulting agreements, licenses, distributorship and dealership agreements and leases:

                                    Exhibit C
                                  (Page 1 of 2)

                               ART EXCHANGE, INC.
                          (A Development Stage Company)

                            BALANCE SHEET (Unaudited)

                                                                   June 28,
                                                                     1999
                                                                     ----
                                     ASSETS

Current Assets:                                                    $  -0-

Plant, Property and Equipment:                                        -0-

Other Assets:
    Organization costs - net                                          49

    Assumed name, "auction" customer mailing list and
    non-exclusive live auction rights to consigned goods              99
                                                                      --
       Total Other Assets                                            148
                                                                     ---

TOTAL ASSETS                                                       $ 148
                                                                   -----

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:                                               $  -0-

Stockholders' Equity:
    Preferred Stock, $.001 par value;
    3,000,000 shares authorized;
    none issued                                                       -0-

Common Stock, $.0001 par value;
    30,000,000 shares authorized;
    issued and outstanding
    1,000,000 shares                                                 100

    Additional paid-in capital                                        50

    Deficit accumulated during
    the development stage                                             (2)
                                                                     ----

      Total Stockholders' Equity                                   $ 148
                                                                   -----
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY                                               $ 148
                                                                   -----

                                    Exhibit C
                                  (Page 2 of 2)

                               ART EXCHANGE, INC.
                          (A Development Stage Company)

                       STATEMENT OF OPERATIONS (Unaudited)
                             For the Period as Noted

                                                                 June 3, 1999
                                                                  (inception)
                                                                 through June
                                                                   28, 1999
                                                                   --------

Revenues:                                                          $   -0-

Costs and Expenses:
    Amortization                                                        2
                                                                       ---
Net (Loss) from
    Operations                                                         (2)

Other Income
    (Expense)                                                          -0-

Net (Loss) for
    the Period                                                     $   (2)
                                                                   --------
(Loss) Per Share of
    Common Stock                                                   $ (.00)

Weighted Average
Shares of Common
Stock Outstanding                                               1,000,000
                                                                ---------

                                    EXHIBIT D

4.10 Art Exchange obtained, pursuant to that certain Asset Purchase and Sale Agreement dated June 25, 1999 (the "Agreement"), between Art Exchange and Museum Auctions, Ltd., now known as Gallery Denver, Inc. ("Gallery Denver"), the non-exclusive right to conduct live auctions of originals and reproductions of fine art, antiques and collectibles marketed and sold by Gallery Denver on consignment; for the provision of which services Gallery Denver has agreed to pay Art Exchange auction sales commissions, as provided in Articles XVIII of the Agreement and that certain. Agreement for Auction Sales Commissions between the parties dated July 28, 1999, in the amount of twenty-five per cent (25%) of the aggregate sales price of all such consigned goods marketed and sold by Gallery Denver via live auction conducted by Art Exchange from time-to-time from and after July 28, 1999.

4.11 Art Exchange purchased, pursuant to the Agreement, the assumed name of "Museum Auctions, Ltd." in Colorado and all rights to Gallery Denver's "auction" customer mailing list; which list, however, includes some or all of the names on Gallery Denver's "gallery" customer mailing list which will continue to be utilized by Gallery Denver and/or its affiliates.

























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                                   EXHIBIT E

7.3(b)  There is no response which is required to this Section.






























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                                   EXHIBIT F

7.4(b)  There is no response which is required to this Section.






























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